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                                                                    EXHIBIT 10.9

                                   AMENDMENT
                                       TO
                            ASSET PURCHASE AGREEMENT
                                       OF
                    CALDERA, SYSTEMS, INC. AND CALDERA, INC.


     This Amendment to that certain Asset Purchase Agreement dated as of September 1, 1998 (the "Agreement") by and between Caldera Systems, Inc., a Utah corporation ("Purchaser") and Caldera, Inc., a Utah corporation ("Seller") is dated and effective as of September 1, 1998.

     1. The Agreement is hereby amended by striking and deleting the first sentence of Section 1.3 as it presently exists and substituting for and in lieu thereof the following:

     1.1 Purchase Price and Allocation of Purchase Price. Subject to upward adjustment as provided in this Section 1.3, the purchase price for the Asset (the "Purchase Price") shall be Nineteen Million Nine Hundred Twenty Eight Thousand Eight Hundred Forty Eight and no/100 Dollars $19,928,848.00 and the Purchase Price shall be allocated to the Assets as set forth on Exhibit "H" attached hereto.

     2.   The Agreement is hereby amended by adding a new subsection (c) in
Section 1.4 as follows:

     and (c) by canceling $4,928,848.00 of indebtedness owed by seller to the Canopy Group, Inc. and which indebtedness has then been assigned by the Canopy Group, Inc. to the purchaser.

     3.   The Agreement is hereby amended by striking and deleting the Section
1.6 as it presently exists and substituting for and in lieu thereof the following:

     1.6 Documentation of Sale of Inventory and Tangible Personal Property. At the Closing Seller shall execute and deliver to Purchaser the Bill of Sale attached hereto as Exhibit "A" (the "Bill of Sale") to evidence and effect the transfer of the inventory and other tangible personal property identified in Exhibit "A".

     4.   The Agreement is hereby amended by striking and deleting subsection
(i) entitled "Accounts Receivable" under Section B, of the Recitals.

     5. Except as herein amended, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to the Asset Purchase Agreement as of the day above first written.



                    CALDERA SYSTEMS, INC.



                    By: /s/ RANSOM H. LOVE
                        ----------------------------

                    Title: President/CEO
                           -------------------------


                    CALDERA, INC.

                    By: /s/ Bryan Sparks
                        ----------------------------

                    Title: CEO
                           -------------------------